                                       14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material under Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

                              MIV THERAPEUTICS INC.
                (Name of Registrant as Specified in Its Charter)

                                 Not applicable
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

         Not applicable
-----------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

         Not applicable
-----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         Not applicable
-----------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

         Not applicable
-----------------------------------------------------------------------------

(5) Total fee paid:

         Not applicable
-----------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

MIV Therapeutics Inc.
Suite 1, 8765 Ash Street
Vancouver, BC, V6P 6T3


June
     -------------


Dear Stockholder:

You are cordially invited to attend the 2005 Annual General Meeting of stockholders of MIV Therapeutics Inc. to be held on _________, 2006, at 10:00 a.m. local time, at the offices of MIV Therapeutics Inc. at Unit 1 - 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3.

The annual meeting will begin with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement and on other business properly brought before the meeting, followed by a report on our financial and operating performance.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE IN ORDER THAT AS MANY SHARES AS POSSIBLE MAY BE REPRESENTED AT THE MEETING.

The vote of every stockholder is important and your cooperation in promptly returning your executed proxy will be appreciated. Each proxy is revocable and will not affect your right to vote in person in the event that you decide to attend the meeting.

Sincerely,

/s/ Alan P. Lindsay
-------------------------------------
Alan P. Lindsay
Chairman of the Board of Directors and
Chief Executive Officer

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3
-----------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD _________, 2006

-----------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of MIV Therapeutics Inc., a Nevada corporation, (the "Company") will be held on ________, 2006, in Vancouver, BC, at 10:00 a.m., local time, for the following purposes:

1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

2. To approve the amendment to the Company's articles of incorporation increasing the authorized capital stock of the Company from 140,000,000 common shares and 20,000,000 preferred shares to 215,000,000 common shares and 20,000,000 preferred shares.

3.       To ratify the Company's 2006 Stock Option Plan.

4. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the closing of business on ____________, 2006, as the record date for the determination of shareholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting in person. Any shareholder attending the meeting may vote in person even if such shareholder returned a proxy. Any proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or duly executed proxy bearing a later date, or by electing to vote in person at the meeting.

FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay
-------------------------------------
Alan P. Lindsay
Chairman of the Board of Directors and
Chief Executive Officer

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES

MIV Therapeutics Inc.
Unit 1, 8765 Ash Street
Vancouver, BC, V6P 6T3

--------------------------------------------------------------------------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD FOR DIRECTORS OF MIV THERAPEUTICS INC., A NEVADA CORPORATION (THE "COMPANY"), FOR USE AT THE COMPANY'S 2005 ANNUAL MEETING OF SHAREHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON ___________, 2006, AT 10:00 A.M., LOCAL TIME, OR AT ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF, FOR THE PURPOSES SET FORTH HEREIN AND IN THE ACCOMPANYING NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. THE ANNUAL MEETING WILL BE HELD AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY AT UNIT 1, 8765 ASH STREET, VANCOUVER, BC, V6P 6T3. THE COMPANY'S TELEPHONE NUMBER IS (604) 301-9545.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING
------------------------------------------------------

WHY AM I RECEIVING THESE MATERIALS?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of MIV Therapeutics, Inc. (the "Company" or "MIVT") is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders. You are invited to attend the annual meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about _____________, 2006 to all stockholders of record entitled to vote at the annual meeting.

WHO CAN VOTE AT THE ANNUAL MEETING?

Only stockholders of record at the close of business on____________, 2006 will be entitled to vote at the annual meeting. On this record date, there were ___________ shares of common stock outstanding and entitled to vote.

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If on ____________, 2006 your shares were registered directly in your name with MIVT's transfer agent, Interwest Transfer Company, Inc. then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO FILL OUT AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY PROXY OVER THE TELEPHONE OR ON THE INTERNET AS INSTRUCTED BELOW TO ENSURE YOUR VOTE IS COUNTED.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If on __________, 2006 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting.

AS A BENEFICIAL OWNER, YOU HAVE THE RIGHT TO DIRECT YOUR BROKER OR OTHER AGENT ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT. IF YOU DO NOT DIRECT YOUR BROKER HOW TO VOTE YOUR SHARES, YOUR SHARES WILL NOT BE COUNTED, THEREFORE IT IS IMPERATIVE THAT YOU FILL IN AND RETURN YOUR PROXY.

You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

There are four matters scheduled for a vote:

1.       Election of five (5) Directors.

2. Approval of an amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company.

3.       Ratification of the Company's 2006 Stock Option Plan.

4. To transact such other business as may properly come before the Annual Meeting or any postponement of or adjournment thereof.


HOW DO I VOTE?

You may either vote "For" all the nominees to the Board of Directors or you may abstain from voting for any nominee you specify. For the other matter to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are as follows:

STOCKHOLDER OF RECORD: SHARES REGISTERED IN YOUR NAME

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE BY PROXY TO ENSURE YOUR VOTE IS COUNTED. You may still attend the meeting and vote in person if you have already voted by proxy.

         o To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

         o To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

BENEFICIAL OWNER: SHARES REGISTERED IN THE NAME OF A BROKER OR BANK

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from MIVT. Simply complete and mail the proxy card to ensure that your vote is counted.

IF YOU DO NOT COMPLETE AND MAIL THE PROXY CARD, YOUR VOTE WILL NOT BE COUNTED AND THE COMPANY'S PROPOSALS MAY NOT PASS. FAILURE OF THE COMPANY TO ACHIEVE SHAREHOLDER APPROVAL OF PROPOSAL 2 MAY RESULT IN AN INABILITY OF THE COMPANY TO CONTINUE FINANCING OPERATIONS. BENEFICIAL OWNERS ARE STRONGLY URGED TO COMPLETE AND RETURN THEIR PROXY CARDS. DIRECT YOUR BROKER OR OTHER AGENT ON HOW TO VOTE THE SHARES IN YOUR ACCOUNT.

HOW MANY VOTES DO I HAVE?

On each matter to be voted upon, you have one vote for each share of common stock you own as of ____________, 2006.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted: (i) "For" the election of all five nominees for director;(ii) "For" the approval of the amendment to the Company's Articles of Incorporation increasing the authorized capital stock of the Company; and (iii) "For" the approval of the Company's 2006 Stock Option Plan. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The Company has engaged Regan & Associates, 505 Eighth Avenue, New York, NY 10018, to assist in the solicitation of proxies. For its services, Regan & Associates will be paid approximately $ .

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

         o You may submit another properly completed proxy card with a later date.

         o You may send a written notice that you are revoking your proxy to MIVT's Secretary at Unit 1, 8765 Ash Street, Vancouver, BC, CANADA, V6P 6T3.

         o You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and (with respect to proposals other than the election of directors) "Against" votes, abstentions and broker non-votes.

QUORUM, ABSTENTIONS, AND BROKER NON-VOTES

A majority of the shares of common stock outstanding on the Record Date and entitled to vote must be present, in person or represented by proxy, to constitute the required quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast (the "Votes Cast") with respect to such matter.

A plurality of the votes duly cast is required for the election of directors. A plurality of the votes duly cast means that only affirmative votes will affect the outcome of the election.

AN AFFIRMATIVE VOTE OF THE MAJORITY OF SHAREHOLDERS ENTITLED TO VOTE IS REQUIRED TO APPROVE THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORISED CAPITAL STOCK. TO ACHIEVE THIS PLURALITY IT IS IMPORTANT THAT ALL SHAREHOLDERS COMPLETE AND RETURN THEIR PROXIES AS SOON AS POSSIBLE.

While there is no definitive statutory or case law authority in Nevada as to the proper treatment of abstentions or broker non-votes, the Company believes that both abstentions and broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Company further believes that neither abstentions nor broker non-votes should be counted as shares "represented and voting" with respect to a particular matter for purposes of determining the total number of Votes Cast with respect to such matter. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions and broker non-votes in this manner. Accordingly, abstentions and broker non-votes will not affect the determination as to whether the requisite majority of Votes Cast has been obtained with respect to a particular matter, except with regards to Proposal 2 in which case an abstention or broker non-vote will have the effect of a no vote.

A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. With respect to the proposals submitted to our shareholders for voting pursuant to this proxy solicitation, nominees will not have discretionary voting power with respect to Proposal 2, and will consequently be unable to vote shares held by beneficial owners who do not give voting instructions to nominees with respect to that proposal.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company's report on Form 10-KSB for the year ended May 31, 2006.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Nominees
--------

Five nominees have been selected for election to MIV Therapeutics Inc.'s Board of Directors at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his or her successor has been elected and qualified. It is not expected that any nominee will be unable or will decline to serve as a director.

The name of and certain information regarding each nominee is set forth below.

                                                                   DIRECTOR
NAME OF NOMINEE        AGE      POSITION                           SINCE

Alan Lindsay           55       CEO and Chairman                   05/16/2001
                                of the Board

Mark Landy             38       President and Director             06/01/2006

Patrick McGowan        65       Secretary, CFO, Executive Vice     05/16/2002
                                President and Director

Dov Shimon             56       Director, Chief Medical Officer    07/30/2004

Daniel Savard          54       Director                           04/22/2003


Each of the nominees has been engaged in his principal occupation described below during the past five years. There are no family relationships among the directors or executive officers of the Company.

ALAN P. LINDSAY, Chairman and CEO, age 55
-----------------------------------------

Mr. Lindsay has been MIVT's Chairman and CEO since October 2001. He has extensive experience in building companies and taking them public on recognized stock exchanges. Before coming to MIVT, Mr. Lindsay was the Chairman, President and CEO of Azco Mining, a base metals exploration company, he co-founded and took public on the Toronto and American Stock Exchanges. Mr. Lindsay served as Azco's CEO and President from 1991-1994, its Chairman and CEO from 1994-1997, and its President, Chairman and CEO from 1997-2000. Azco was listed on the Toronto Stock Exchange in 1993 and on the American Stock Exchange in 1994.

Mr. Lindsay was also Chairman of the Board of GeneMax Pharmaceuticals Inc., a company he co-founded 1999 and assisted with its financing. Mr. Lindsay resigned as Chairman prior to the company going public, and as director shortly afterward. In 2002 the Company was taken public through a reverse take over and was listed on the OTCBB under the name GeneMax Corp. It currently trades under the stock symbol GMXX. GeneMax Corp., through GeneMax Pharmaceuticals, is a product-focused biotechnology company specializing in the application of the latest discoveries in cellular immunology and cancer biology to the development of proprietary therapeutics aimed at the treatment and eradication of cancer and therapies for infectious diseases, autoimmune disorders and transplant tissue rejection.

Prior to becoming an entrepreneur, Mr. Lindsay was responsible for building a significant business and marketing organization in Vancouver, BC for Manulife Financial, a major international financial services corporation.

Mark Landy, President, Director, Age 38
---------------------------------------

Mark Landy is an accomplished medical device analyst with nine years of sell-side, buy-side and capital venture experience.
Since 2004, Mr. Landy has been a Senior Research Analyst with Susquehanna Financial Group in Atlanta, Georgia. He established the Company's Medical Supplies and Device Research group and was ranked as the Firm's top healthcare analyst by institutional clients in 2005 and 2004.

From 2001 to 2004, Mr. Landy was a Director and Senior Research Analyst (Medical Devices) with Leerink Swann & Company in Boston.

Mr. Landy obtained a Bachelor of Business Administration from the University of Pennsylvania Wharton School of Business in 1996, and a Doctor of Dental Surgery from the University of Witwatersrand in Johannesburg, South Africa, in 1991. He has been the President of MIV Therapeutics , Inc. since April 4, 2006, and a Director since June 1, 2006

PATRICK A. MCGOWAN, Executive VP, Chief Financial Officer, Secretary, Director
------------------------------------------------------------------------------
Director, age 65
----------------

Mr. McGowan has been MIVT's Chief Financial Officer and Executive Vice President since October 29, 2001 and Director since May 16, 2002. Mr. McGowan has had senior management position in major international Companies such as McNeil Laboratories (subsidiary of Johnson & Johnson) and The Flecto Company in San Francisco, California. From November 1, 2001 to the present, he has assumed the responsibility for negotiations with attorneys, auditors and financial institutions, the day to day business operations of the Company and participation in determining the Company's objectives, directions and strategies. From September 1997 to the time he joined MIVT, Mr. McGowan served as CEO of American Petro-Hunter, Inc., an oil exploration company with overall General Management responsibilities including all legal matters administration, accounting, contract negotiations, banking, investor relations and regulatory filings. American Petro-Hunter is currently listed on the OTCBB under the stock symbol AAPH.

Mr. McGowan obtained his Masters of Business Administration from the University of Western Ontario in 1965, and his Bachelors of Science from the University of Oregon in 1963.

DOV SHIMON, Director, Chief Medical Officer, age 56, CEO SAGA-X Medical
-----------------------------------------------------------------------
Technologies Inc.
-----------------

Dr. Dov Shimon is a renowned cardiac and thoracic surgeon. He graduated with honors from Hadassah Hebrew University Medical School in 1977, and trained from 1978-1984 as a surgeon and cardiothoracic surgeon at Hadassah University Hospital in Israel. From 1984-1986 he was the chief resident, in cardiovascular surgery at the University of Toronto, Canada, and in 1986 he became the heart transplantation fellow at the Medical College of Virginia in Richmond, Virginia. He was appointed as senior Cardiothoracic Surgeon at Hadassah in 1987 and tenured in 1989. He was head of Israel Transplant Program from 1987-1992. Dr. Shimon pioneered Heart Transplantation in Israel (1987), lung Transplantation
(1989) and Heart-Lung Transplantation (1993). He has performed more than 8,000 open-heart operations and thousands of other thoracic operations. Dr. Shimon has more than 17 years of experience in animal and clinical testing of medical devices.

In addition to his clinical duties as head of cardiovascular surgery, he was a director at the Artificial Heart Institute, Salt Lake City, Utah. He is a member of numerous medical and scientific societies including Mensa International, and has authored many peer reviewed publications. Dr. Shimon retired as Major from the IDF Medical Corps reserves (Paratroopers Battalion) where he had been decorated in 1972. He gained wide experience and has served as a senior military surgeon during the war in Lebanon in 1982-3 and multiple smaller scale collisions. Dr. Shimon completed Senior Business Management Studies in Tel-Aviv University, School of management in 1996. Dr. Shimon has been working since 1999 with medical device companies in design and implementation of preclinical and clinical studies. He founded and has been serving as CEO of SagaX Technologies for Medicine Inc. since 2002. He has been the Chief Medical Officer of MIVI Technologies, Inc. since May 1, 2005.

DANIEL SAVARD, Director, age 54
-------------------------------

Dr. Daniel Savard brings more than 25 years of clinical practice and clinical research in cardiology. From 1997 to the present, Dr. Savard has been President of Medi-Recherche Inc., a private cardiovascular research company and Assistant-Medical Director of the Quebec Blue Cross(Canassistance, Inc.). In 2001 Dr. Savard became a member of the Board of Governors of the Quebec Canassistance (Blue Cross). He is also member of the Societe des Medecins Experts du Quebec and he does expertise evaluation in Cardiology mainly for Insurance companies and in civil liability. Since 2000, he has been a Consultant for La Regie des Rentes du Quebec.

Dr. Savard holds a doctorate degree in medicine from Faculty of Medicine of Montreal University (1971-1976) and a license of the Medical Council of Canada. He completed postdoctoral training in Internal Medicine and in Cardiology at Montreal University (1976-1980) and a 1-year fellowship in clinical and research echocardiography at Quebec Heart Institute of Laval University. He has been certified in Cardiology from the Corporation des Medecins du Quebec and from the Royal College of Physicians and Surgeons of Canada. Dr. Savard is assistant professor of Medicine at University of Montreal and practicing at Centre Hospitalier Universitaire de Montreal, Notre-Dame Hospital in Montreal. His research interests are coronary heart disease, congestive heart failure, arterial hypertension, hyperlipidemia, angiogenesis therapy in coronary heart disease, circadian cycle and ambulatory blood pressure monitoring.

Dr. Savard is highly involved in clinical research. Indeed, he participated in 70 clinical trials or which several were international multicenter studies. He has been a member for several pharmaceuticals clinical advisory boards and is currently a consultant for Medisys Healthcare Corp. , an important Canadian Health Care Management publicly traded on TSX.

He is an active member of several associations such as: the Association des Cardiologues du Quebec ,the Association des Medecins Specialistes du Quebec and of the Societe des Medecins Experts du Quebec. Dr. Savard published more than 40 manuscripts from his research.

Vote Required and Recommended of the Board of Directors
-------------------------------------------------------

The five nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted, shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect in the election of directors under Nevada Law.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
          APPROVAL OF AMENDING THE ARTICLES OF INCORPORATION INCREASING
                     THE COMPANY'S AUTHORIZED CAPITAL STOCK

The Company's authorized capital stock currently consists of 140,000,000 common shares and 20,000,000 preferred shares. As of the record date of ______________, 2006, there were ____________ common shares outstanding and no preferred shares outstanding. The Board of Directors has proposed the Company increase its authorized capital stock from 140,000,000 common shares and 20,000,000 preferred shares to 215,000,000 (two hundred and fifteen million) common shares and 20,000,000 preferred shares.

The amendment will allow the Company to issue additional shares of common stock as may be necessary in order to provide potential growth to the Company through financings, additional research and development activities, and to provide equity incentives to employees, officers, and directors. In addition, the Company intends to seek additional financings for pre-clinical and clinical trials. However, the Company has no agreements, arrangements, or obligations to issue additional shares of common stock in connection with future financings.

Future issuances of additional shares of common stock would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing stockholders. The availability for issuance of additional shares of Common Stock could discourage or make more difficult efforts to obtain control of the Company.

THE BOARD BELIEVES IT IMPERATIVE FOR THE COMPANY TO INCREASE ITS CAPITAL STOCK IN ORDER TO ENSURE ENOUGH SHARES ARE AVAILABLE FOR ANY FUTURE FINANCING ACTIVITIES. FAILURE TO OBTAIN SHAREHOLDER APPROVAL FOR THIS AMENDMENT MAY RESULT IN AN INABILITY FOR THE COMPANY TO CONTINUE FINANCING OPERATIONS.

The effective date of the amendment will occur upon filing such amendment with the Nevada Secretary of State. Assuming that the stockholders approve the amendment, management intends to file the amendment as soon as practicable thereafter.

DESCRIPTION OF SECURITIES
-------------------------

The following description is a summary of the material terms of the provisions of our Articles of Incorporation and Bylaws and is qualified in its entirety.

Common Stock
------------

After the amendment, we will be authorized to issue 215,000,000 shares of common stock, par value $0.001. Each share of our common stock entitles the stockholder to one vote, either in person or by proxy, at meetings of the stockholders. The stockholders are not permitted to vote their shares cumulatively. The vote of the stockholders of a majority of the issued and outstanding shares of common stock is sufficient to make certain fundamental corporate changes such as liquidation, reorganization, merger or an amendment to our Articles of Incorporation and to authorize, affirm, ratify or consent to these acts or action, subject to the provisions of Nevada law.

Stockholders of our common stock have no pre-emptive rights. Upon our liquidation, dissolution or winding up, the stockholders of our common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all of our debts and other liabilities. There are not any provisions in our Articles of Incorporation or our Bylaws that would prevent or delay change in our control.

Dividend Policy
---------------

Stockholders of common stock are entitled to receive ratably such dividends, if any, as may be declared by our Board of Directors out of funds legally available. The Company has not paid any dividends since our inception and presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of the Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

Required Vote and Recommendation of the Board of Directors
----------------------------------------------------------

Under the NEVADA REVISED STATUES S. 78.390, Stockholder approval is required before amending the Company's articles of incorporation. Stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power must vote in favour of approval of the amendment.

USE OF ADDITIONAL AUTHORIZED CAPITAL
------------------------------------

The following table illustrates the current use of authorized common shares of the Company:

Current Authorized common shares                     120,000,000
Shares outstanding                                   [XX]
Options outstanding                                  [XX]
Warrants outstanding                                 [XX]
---------------------------------------------------------------
Total Authorized common shares reserved              [XX]

TOTAL AUTHORIZED COMMON SHARES REMAINING:            [XX]


The Company is proposing to increase the authorized capital from 140,000,000 common shares and 20,000,000 preferred shares to 215,00,000 common shares and 20,000,000 preferred shares. The increase in authorized capital will be used by the Company as follows:

Reserved for 2006 Stock Option Plan                  15,000,000 shares
Reserved for 2006 Stock Compensation Plan             3,000,000 shares
Future Financings
         Saga X animal trials                        10,000,000 shares
         MIVT clinical trials                        32,500,000 shares
         Financings to fund operations               14,500,000 shares
----------------------------------------------------------------------
Total                                                75,000,000 shares


FUTURE FINANCINGS

Clinical Trials
---------------

The Company anticipates moving into clinical trials in the next six to twenty four months, estimating it will require a minimum of $11 million to run the trials. $2.5 million is estimated to be required to fund SagaX animal trials and $8.5 million is estimated to be required to fund the Company's clinical trials.

Based approximately on financing terms currently offered in addition to industry standards (which will likely include issuances of convertible debentures at a share price of $0.50 and warrants), the Company estimates 40 - 45 million shares might be required to cover such financings.

Ordinary Course of Business
---------------------------

The Company anticipates it will also be negotiating future financings in the ordinary course of business to fund operations and believes the remaining 14.5 million shares increase in authorized capital from the total 75 million increase will be sufficient to cover such financings.

USE OF PROCEEDS

The proceeds generated by the current and anticipated future financings will be directed towards maintaining current operations and funding Research and Development Expenses including, but not limited to:

* Completion of a variety of Pre-clinical Trials
* Preparation and initiation of clinical trials
* Clinical trials
* Purchase of additional equipment and ongoing equipment modification
* Completion of advanced pre-clinical trials (SagaX)
* Clinical and animal trials (SagaX)
* Hiring additional R&D Personnel
* General working capital purposes

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION INCREASING THE COMPANY'S AUTHORIZED CAPITAL STOCK.

                                 PROPOSAL NO. 3
           ADOPTION OF THE COMPANY'S 2006 INCENTIVE STOCK OPTION PLAN

The 2006 Incentive Stock Option Plan (the "2006 Option Plan") was adopted by a resolution of the Board of Directors on May 3, 2006 subject to shareholder approval. A total of 15,000,000 shares of Common Stock are currently reserved for issuance under the 2006 Option Plan. As of JUNE 15, 2006, 2006, 8 (eight) million options were outstanding under the 2006 Option Plan.

The Company's shareholders are requested to approve the adoption of the 2006 Stock Plan and the reservation of 15,000,000 shares of the Company's Common Stock for issuance under the plan.

The Company believes that the 2006 Option Plan is a key component of its strategy to attract and retain skilled employees and quality management. The Board of Director believes it is in the Company's best interests to adopt the 2006 Option Plan so that the Company may continue to attract and retain the services of key employees by granting options to purchase the Company's Common Stock and other incentives to its employees in the form of equity ownership.


Description of the 2006 Option Plan
-----------------------------------

The following is a summary of the principal features of the 2006 Option Plan. However, the following summary is qualified in its entirety by the specific language of the 2006 Option Plan, a copy of which is available to any shareholder upon written request to the Secretary of the Company.

General. The purpose of the 2006 Option Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees and consultants of the Company and its subsidiaries and to promote the success of the Company's business. Options granted under the 2006 Option Plan may be either "incentive stock options" or nonstatutory stock options. Stock purchase rights may also be granted under the 2006 Option Plan.

ADMINISTRATION. The 2006 Option Plan may generally be administered by the Board or a Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the 2006 Option Plan.

ELIGIBILITY. Nonstatutory stock options and stock purchase rights may be granted under the 2006 Option Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the exercise price and number of shares subject to each such grant.

TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following terms and conditions:

EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted.

EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2006 Option Plan permits payment to be made by cash, cashier's cheque, certified cheque, or other acceptable banker's note payable to the order of the Company, other shares of Common Stock of the Company (with some restrictions), cashless exercises, reduction of liability, any other form of consideration permitted by applicable law, any other method as the optionee and the Company may determine as adequate, or any combination thereof.

TERM OF OPTION. The Administrator determines the term of options at the time the options are granted, which term of options shall be evidenced by a written stock option agreement entered into by the Company and the optionee. The term of an incentive stock option may be no more than seven (7) years from the date of grant. Unless otherwise stated, the term of options held by directors and senior officers shall be the lesser of seven years or the term of their office plus 90 days; the term of employee options shall be the lesser of five years or the term of their employment plus 30 days; and the term of other options shall be the lesser of five years or the term of the engagement agreement plus 30 days.

TERMINATION OF SERVICE. If the optionee's employment or office with the Company is terminated within the term of option for cause, as determined by the Company in its sole discretion, or if the optionee resigns without appropriate or agreed termination terms, the option will be void for all purposes immediately upon notice of termination or resignation, as the case may be, unless otherwise agreed solely at the discretion of the Company. Unless specified in an engagement agreement, "cause" means a material violation, as determined by the Company, of the Company's established policies and procedures and the terms of engagement and a failure to rectify within 15 days of notice. If the optionee's service relationship terminates for any other reason (excluding death or disability), then the optionee generally may exercise the option within 30 days of such termination to the extent that the option is vested on the date of termination, (but in no event later than the expiration of the term of such option as set forth in the option agreement). If an optionee's service relationship terminates due to the optionee's disability, the optionee generally may exercise the option, to the extent the option was vested on the date of termination, within six months from the date of such termination. If an optionee's service relationship terminates due to the optionee's death, the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance generally may exercise the option, as to all of the shares subject to the option (including unvested shares), within six months from the date of such termination.

NONTRANSFERABILITY OF OPTIONS. Unless otherwise determined by the Administrator, options granted under the 2006 Option Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

OTHER PROVISIONS. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2006 Option Plan as may be determined by the Administrator.

STOCK PURCHASE RIGHTS. In the case of stock purchase rights, unless the Administrator determines otherwise, the restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its sole discretion, provide that each optionee shall have the right to exercise all or any part of the option or stock purchase right, including shares as to which the option or stock purchase right would not otherwise be exercisable.

In connection with any merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options or rights, the optionee shall have the right to exercise the option or stock purchase right as to all the optioned stock, including shares not otherwise vested or exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the 2006 Option Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 2006 Option Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or shareholders may alter or impair any option or stock purchase right previously granted under the 2006 Option Plan without the written consent of the optionee. Unless terminated earlier, the 2006 Option Plan shall terminate on , 2016.

U.S. Federal Income Tax Consequences
------------------------------------

INCENTIVE STOCK OPTIONS. In the United States, an optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve (12) months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Unless limited by
Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than 12 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

STOCK PURCHASE RIGHTS. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code, because the Company may repurchase the stock when the purchaser ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when the Company's right of repurchase lapses). The purchaser's ordinary income is measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to right of repurchase.

The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of purchase), an election pursuant to
Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or 10% shareholder of the Company.

The foregoing is only a summary of the effect of U.S. federal income taxation upon optionees and the Company with respect to the grant and exercise of options under the 2001 Option Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

New Plan Benefits
-----------------

The Company can not currently determine the number of shares for which options or rights to purchase will be granted in the future under the 2006 Option Plan to all executive officers as a group, all directors who are not executive officers as a group or all employees (including current officers who are not executive officers) as a group. However, see "Option Grants in the Last Fiscal Year," beginning on page 23 for the number of stock options granted to the officers named in the Summary Compensation Table in the last fiscal year.

Vote Required and Recommendation of the Board of Directors
----------------------------------------------------------

The approval of the 2006 Option Plan requires the affirmative vote of a majority of the Votes Cast on the proposal at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE 2006 OPTION PLAN AND THE NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER.

INDEPENDENT AUDITOR

Ernst & Young LLP has audited the Company's financial statements for the fiscal year ended May 31, 2005. Moore Stephens Ellis Foster Ltd. has audited the Company's financial statements for the fiscal year ended May 31, 2004. On May 5, 2005, Moore Stephens Ellis Foster Ltd. merged with Ernst & Young LLP.

FEES PAID TO ACCOUNTANTS FOR SERVICES RENDERED DURING FISCAL YEAR 2005

The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual consolidated financial statements for the fiscal year ended May 31, 2005 and other corporate matters and by the previous auditor for the review of the financial statements included in the Company's Quarterly Reports on Form 10QSB for that year, were $47,092.

AUDIT RELATED FEES. For the fiscal years ended May 31, 2005, and 2004, we paid no for fees for other audit related fees.

TAX FEES. For the fiscal years ended May 31, 2005, and 2004, we paid no fees for tax services.

ALL OTHER FEES. For the fiscal years ended May 31, 2005, and 2004, we paid no fees for any non-audit services.

APPROVAL OF AUDIT AND NON-AUDIT SERVICES OF INDEPENDENT ACCOUNTANTS

The full Board of Directors serves as the Audit Committee. The Board of Directors approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees in the fiscal year 2005. The Board of Directors pre-approves all audit and non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services and other services. The independent accountants and management are required to periodically report to the Board of Directors regarding the extent of services provided by the independent accountants, and the fees for the services performed to date. No non-audit services were provided by our independent accountant in 2005. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

Prior to their engagement, the Company did not consult Ernst & Young LLP on the application of accounting principles to a specific completed or contemplated transaction, or on the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided by Ernst & Young LLP that was an important factor considered by the Company in reaching any decision as to accounting, auditing or financial reporting issues.

OTHER INFORMATION
-----------------

Executive Officers and Directors
--------------------------------

The following persons were executive officers during the Last Fiscal Year and executive officers of the Company as of the Record Date:

Name                                 Age     Position
----                                 ---     --------

Alan Lindsay (1)                     55      CEO and Chairman

Mark Landy (2)                       38      President and Director

Patrick McGowan, B.Sc., MBA (3)      65      Executive VP, CFO, Secretary,
                                               Director

Dr. Dov Shimon (4)                   56      Director, Chief Medical
                                               Officer, CEO SagaX

Dr. Daniel Savard, M.D. (5)          54      Director


Dr. Tom Troczynksi, Ph.D. (6)        51      Vice President of Coatings

Arc Rajtar, M. Eng. (7)              57      Chief Technology Officer
                                               (MIVI Technologies, Inc.)


(1) Alan Lindsay was appointed as Director on May 16, 2001, and as President, CEO and Chairman of the Board on October 11, 2001. He resigned as President on April 4, 2006.

(2) Dr. Mark Landy was appointed as President on April 4, 2006 and appointed as Director on June 1, 2006.

(3) Patrick McGowan was appointed as Executive VP, CFO and Secretary on October 29, 2001 and appointed as Director on May 16, 2002.

(4) Dr. Dov Shimon was appointed Director on July 30, 2004 and Chief Medical Officer on May 1, 2005. He is the CEO of SAGA-X Medical Technologies Inc.

(5)      Dr. Daniel Savard was appointed Director on April 22, 2003.

(6) Dr. Tom Troczynksi was appointed as Vice President of Coatings on February 14, 2002.

(7) Arc Rajtar has been Vice President (Operations) for MIVI Technologies, Inc., the Company's subsidiary since February 2002. On September 15, 2005, he was appointed Chief Technology Officer of MIVI Technologies Inc.

Section 16(a) Beneficial Ownership Reporting Compliance
-------------------------------------------------------

Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission and with the National Association of Securities Dealers. Such officers, directors, and 10% shareholders are also required to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e), and Forms 5 and amendments thereto furnished to the Company with respect to the Last Fiscal Year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, the Company believes that, during the Last Fiscal Year, all Section 16(a) filing requirements applicable to the Company's officers, directors and 10% shareholders were complied with, except that several disclosures were made late.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer and each of the four other most highly compensated individuals who served as executive officers of the Company at fiscal year end (the "Named Officers") and (iv) all individuals who served as directors or executive officers at fiscal year end as a group based upon __________ shares outstanding as of the _____________, 2006 Record Date:

                                            Shares beneficially owned (1) (2)
                                            ---------------------------------
Directors and Officers                      Number                    Percent
----------------------                      ------                    -------

Alan Lindsay                                [XXX] (3)                      %
                                                                       ----

Marc Landy                                  [3,500,000] (4)                %
                                                                       ----

Patrick McGowan                             [XXX] (5)                      %
                                                                       ----

Dov Shimon                                  [XXX] (7)                      %
                                                                       ----

Daniel Savard                               [XXX] (6)                      %
                                                                       ----

Tom Troczynski                              [XXX] (8)                      %
                                                                       ----

Arc Rajtar                                  [XXX] (9)                      %
                                                                       ----

All Directors and Officers as a Group
(7 persons) as of the Record Date           [XXX]                          %
                                                                       ----

(1) The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days of ____________, 2006 through the exercise of any stock option or other right.

(2) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table. Unless otherwise noted, the address for all persons shall be the principal executive office of the Company.

(3) Includes [XXX] shares issuable upon exercise of outstanding options which were exercisable at ____________, 2006 or may become exercisable within sixty
(60) days thereafter.

(4) Includes 200,000 shares issuable upon exercise of outstanding options which were exercisable at May 21, 2002; 2,500,000 shares issuable upon exercise of outstanding options which were exercisable at May 17, 2006 and 800,000 warrants issued to SIMBA ENTERPRISES LLC, of which 400,000 are exercisable at November 19, 2004 and 400,000 at April 18, 2005. SIMBA ENTERPRISES is 100% owned by Mr. Landy's wife. The 2,500,000 options were issued to SIMBA BIOMEDVENTURE PARTNERS LLC, which is 100% owned by Mr. Landy.

(5) Includes [XXX] shares issuable upon exercise of outstanding options which were exercisable at _____________, 2006 or may become exercisable within sixty
(60) days thereafter.

(6) Represents [XXX] shares issuable upon exercise of outstanding options which were exercisable at ____________, 2006 or may become exercisable within sixty
(60) days thereafter.

(7) Includes [XXX] common shares issued to Shimoco LLC (Mr. Shimon owns 86.2% of Shimoco LLC), and [XXX] shares issuable upon exercise of outstanding options which were exercisable at ____________, 2006 or may become exercisable within sixty (60) days thereafter.

(8) Includes [XXX] shares issuable upon exercise of outstanding options which were exercisable at _____________, 2006 or may become exercisable within sixty
(60) days thereafter.

(9) Includes [XXX] shares issuable upon exercise of outstanding options which were exercisable at _____________, 2006 or may become exercisable within sixty
(60) days thereafter.



Executive Compensation
----------------------

The following table shows, as to each of the Named Officers and Directors, information concerning compensation paid for services to the Company in all capacities during the three fiscal years ended May 31, 2005, May 31, 2004 and May 31, 2003:

Summary Compensation Table
--------------------------


                           Annual Compensation                       Long Term Compensation

(a)                        (b)      (c)         (d)      (e)             (f)            (g)

Name and                   Year     Salary      Bonus    Other           Restricted     Securities
Principal                           ($)         ($)      Annual          Stock          Underlying/
Position                                                 Compensation    Awards         Options
                                                         ($)             ($)            (#)

Alan P. Lindsay            2005     185,244       -             -           -              500,000
Chairman, President        2004     161,051       -             -           -              200,000
and CEO                    2003     138,710       -         7,700           -              500,000

Dhirajlal Kotadia (1)      2005       7,373       -             -           -                    -
Co-Chairman of the Board   2004           -       -             -           -                    -
Managing Director for      2003           -       -             -           -                    -
International Operations

Patrick A. McGowan         2005     101,941       -             -           -              400,000
CFO, Executive VP          2004      85,920       -             -           -              350,000
Secretary and Director     2003      58,343       -        24,000           -              250,000

Dr. Dov Shimon             2005     101,000       -             -           -              500,000
Director                   2004           -       -             -           -                    -
Chief Medical Officer      2003           -       -             -           -                    -

Dr. Daniel Savard          2005           -       -             -           -                    -
Director                   2004           -       -             -           -                    -
                           2003           -       -        17,022           -              250,000

Dr. Tom Troczynski         2005      57,718       -             -           -                    -
Vice President of          2004      52,967       -             -           -              100,000
Coatings                   2003      43,937       -         6,368           -              100,000

Arc Rajtar                 2005      82,090       -             -           -              300,000
Vice President of          2004      69,122       -             -           -              200,000
Operations (MIVI)          2003      64,166       -             -           -                    -

(a) Except as disclosed above, the Company did not pay any compensation to any director or executive in the fiscal year ended May 31, 2005.

(1) Dhirajlal Kotadia resigned as officer and director of the Company on February 16, 2006.



                        Option Grants in Last Fiscal Year
                        ---------------------------------

The following table shows, as to each of the Named Officers and Directors, option grants during the Fiscal Year ended May 31, 2005:

------------------- ------------------------ ------------------------ ------------------ ----------------
Name                Number of Securities     Percent of total         Exercise or Base   Expiration Date
                    Underlying Option/SAR    Option/SAR Granted in    Price
                    Granted (#)              Fiscal Year              ($/S#)
------------------- ------------------------ ------------------------ ------------------ ----------------
Alan Lindsay                   500,000                 13%                  0.20            2/15/2010
------------------- ------------------------ ------------------------ ------------------ ----------------
Dhirajlal Kotadia                 -                     -                      -                -
------------------- ------------------------ ------------------------ ------------------ ----------------
Patrick McGowan                400,000                 10%                  0.20            2/15/2010
------------------- ------------------------ ------------------------ ------------------ ----------------
Dr. Dov Shimon                 200,000                  5%                  0.30            7/31/2009
                               300,000                  8%                  0.30            3/1/2010
------------------- ------------------------ ------------------------ ------------------ ----------------
Dr. Daniel Savard                 -                     -                     -                 -
------------------- ------------------------ ------------------------ ------------------ ----------------

Dr. Tom Troczynski                -                     -                     -                 -
------------------- ------------------------ ------------------------ ------------------ ----------------
Arc Rajtar                     150,000                  4%                  0.20            2/9/2010
                               150,000                  4%                  0.30            3/3/2010
------------------- ------------------------ ------------------------ ------------------ ----------------
No options were exercised by any of the Named Officers or Directors during the
Last Fiscal Year.

                  Aggregated Option Exercises and Option Values
                  ---------------------------------------------

The following table sets forth the aggregate option exercises since June 1, 2004 by each of the executives of the Company named in the Summary Compensation Table and the number of securities underlying unexercised options held by those executives as of May 31, 2005.



                                       22


NAME                      SHARES ACQUIRED ON         VALUE REALIZED            NUMBER OF SECURITIES
                          EXERCISE (#)                                         UNDERLYING OPTIONS
                                                                               EXERCISABLE/(UNEXERCISABLE)

Alan Lindsay                 n/a                        n/a                       1,200,000
Patrick McGowan              n/a                        n/a                       1,000,000
Tom Troczynski               n/a                        n/a                         200,000

Arc Rajtar                   n/a                        n/a                         500,000
Dov Shimon                   n/a                        n/a                         500,000
Daniel Savard                n/a                        n/a                         250,000


The Board of Directors and Its Committees
-----------------------------------------

The Board of Directors met in person or via telephone regularly during the Company's fiscal year ended May 31, 2005. Each member of the Board of Directors attended at least 75% of the meetings. The Board of Directors currently does not have a standing, audit, nominating, compensation or any other Committee. In light of the Company's limited resources and its ability to attract directors, the Board does not have a member who would be deemed a "financial expert" within the meaning of Item 401(e)(2) of Regulation S-B.

Further, in light of the Board's current size, the Board does not feel that it is necessary to establish a separate nominating committee. The Board of Directors does not have a charter regarding a nominating process. All potential candidates for Board positions will be reviewed, considered and determined by all members of the Board.

The Board of Directors does not have a formal process for stockholders to send communications to the Board. However, if a stockholder wishes to send communications to the Board, the communications should be directed to Mr. Alan Lindsay, Chairman, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3.

In addition, the Board of Directors has not yet adopted a Code of Ethics for its executive officers, but intends to do so.

The Company's Board of Directors is responsible for the selection and retention of independent auditors, audit reports and management recommendations made by the Company's independent auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During the year ended May 31, 2005, the Company paid or accrued $445,904 in management and consulting fees to four directors and officers of the Company.

As at May 31, 2005, $nil (2004 - $13,585) was due to Alan Lindsay, the Chief Executive Officer of the Company.

As at May 31, 2005, $17,500 was due from the Chief Financial Officer of the Company. This entire amount has been paid subsequent to year-end.

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

                            PROPOSALS OF SHAREHOLDERS

To be considered for inclusion in the Company's Proxy Statement and form of proxy for next year's annual meeting, shareholder proposals must be delivered to the Company's Secretary, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, no later than 5:00 p.m. on , 2006. However, if the date of next year's annual meeting is set more than 30 days from the date of this year's meeting, the notice must be received by the Secretary in a reasonable time before we mail our proxy statement. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business on May 15, 2006, and advises shareholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on May 15, 2006.

Notices of intention to present proposal at the 2006 Annual Meeting should be addressed to the Company, Unit 1, 8765 Ash Street, Vancouver, British Columbia V6P 6T3, Attention: Secretary. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

WHERE YOU CAN FIND MORE INFORMATION
-----------------------------------

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that the Company files at the Commission's public reference room at 100 F Street, N.E., Washington, D.C., 20549. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains an Internet World Wide Web site at "http://www.sec.gov" at which reports, proxies and information statements and other information regarding the Company are available.

OTHER MATTERS
-------------

The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return the accompanying proxy in the envelope which has been enclosed, at your earliest convenience.


FOR THE BOARD OF DIRECTORS

/s/ Alan P. Lindsay
----------------------------------------
Alan P. Lindsay
Chairman of the Board of Directors and
Chief Executive Officer

June              , 2006
     -------------

IMPORTANT: PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED RETURN ENVELOPE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

If you attend the meeting, you may vote in person should you wish to do so even though you have already sent in your Proxy.

                              MIV THERAPEUTICS INC.
                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

The undersigned hereby appoints Alan P. Lindsay, with full power of substitution to represent the undersigned and to vote all the shares of common stock of MIV Therapeutics Inc. ("MIVT") which the undersigned is entitled to vote at the annual meeting of stockholders to be held in the offices of MIV Therapeutics Inc. at Unit 1, 8765 Ash Street, Vancouver, B.C., Canada, V6P 6T3 on ________, 2006, at 10:00 a.m., local time, and at any adjournment thereof, (1) as hereinafter specified upon the proposals listed below and as more particularly described in MIVT's Proxy Statement dated , 2006, receipt of which is hereby acknowledged, and (2) in their discretion, upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of MIVT's 2005 Annual Report to Stockholders.

A vote FOR the following proposals is recommended by the Board of Directors:

1a. Election of Director Alan P. Lindsay  1d. Election of Director Dov Shimmon
1b. Election of Director Mark Landy       1e. Election of Director Daniel Savard
1c. Election of Director Patrick McGowan

[ ] FOR ALL NOMINEES [ ] WITHHOLD ALL NOMINEES

Instructions:

[ ] To withhold authority for any individual nominee, place an "X" in this box and strike a line through the nominee's name listed above.

2. To approve the amendment of articles of incorporation increasing the authorized capital stock of the company to two hundred and thirty five million shares (two hundred and fifteen million common shares and twenty million preferred shares).

              [ ] FOR          [ ] AGAINST           [ ] ABSTAIN

3. To approve the Company's 2006 Stock Option Plan.

              [ ] FOR          [ ] AGAINST           [ ] ABSTAIN

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3.

Dated: ________________
(Be sure to date proxy)


---------------------------                     ----------------------------
(Signature of Stockholder)                      (Signature of Stockholder)

Please sign your name exactly as it appears on the stock certificate representing your shares. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, both should sign.


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